SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Filed by the Registrant  |X|

   Filed by a party other than the Registrant | |

   Check the appropriate box:
   | |    Preliminary proxy statement               | | Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by Rule
   |X|    Definitive proxy statement                    14a-6(e)(2))

   | |    Definitive additional materials

   | |    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       NETWORK-1 SECURITY SOLUTIONS, INC.
                (Name of Registrant as Specified in Its Charter)

            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         |X|      No fee required.

         | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         | |      Fee paid previously with preliminary materials.

         | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                       NETWORK-1 SECURITY SOLUTIONS, INC.
                       1601 TRAPELO ROAD, RESERVOIR PLACE
                          WALTHAM, MASSACHUSETTS 02451
               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 25, 1999
              ----------------------------------------------------


To the Stockholders of Network-1 Security Solutions, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), will be held at its executive offices located at 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts, on Friday, June 25, 1999 at 10:00 A.M., local time, for the following purposes:

         1.       To elect directors;

         2. To amend the Company's Amended and Restated 1996 Stock Option Plan to increase the number of shares available for issuance thereunder by 750,000 shares to an aggregate of 1,800,000 shares; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on May 21, 1999 as the record date for the meeting. Only holders of record of shares at that time will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         Management requests all stockholders to sign and date the enclosed form of proxy and return it in the postage paid, self-addressed envelope provided for your convenience. Please do this whether or not you plan to attend the meeting. Should you attend, you may, if you wish, withdraw your proxy and vote your shares in person.


                                           By Order of the Board of Directors,



                                           Robert M. Russo
                                           Secretary


Waltham, Massachusetts
May 25, 1999

                       NETWORK-1 SECURITY SOLUTIONS, INC.

                        ---------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, JUNE 25, 1999
                     ---------------------------------------

        This Proxy Statement is furnished by the Board of Directors of Network-1 Security Solutions, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders, which will be held at the Company's offices located at 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts, on June 25, 1999, at 10:00 A.M., local time, and at all adjournments thereof.

         Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, Attention: Secretary, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting of Stockholders. Attendance at the meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the Annual Meeting of Stockholders, or at any adjournment thereof. Unless otherwise specified in the proxy, shares represented by proxies will be voted (i) FOR the election of the nominees for director listed below, and (ii) FOR an amendment to the Company's Amended and Restated 1996 Stock Option Plan to increase the number of shares available for issuance thereunder by 750,000 shares to an aggregate of 1,800,000 shares.

         The Company's executive offices are located at 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts, and its phone number is (781) 522-3400. On or about May 28, 1999 this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 1998, including financial statements, are to be mailed to each stockholder of record at the close of business on May 21, 1999 (the "Record Date").


                                VOTING SECURITIES

         Only stockholders of record at the close of business on the Record Date are entitled to vote at the meeting. As of the Record Date, the Company had issued and outstanding and entitled to vote 4,372,375 shares of common stock, par value $0.01 per share (the "Common Stock") and 562,836 shares of Series C Preferred Stock (the "Preferred Stock"). Each share of Common Stock and Preferred Stock entitles the holder thereof to one vote. A majority of the outstanding shares of voting stock constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. The election of each nominee for director, as set forth in Proposal No. 1 below and the approval of the amendment to the Company's Stock Option Plan, as set forth in Proposal No. 2 below, each requires the affirmative vote of a majority of the shares entitled to vote present in person or by proxy.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Company's Board of Directors consists of six members. All six directors are to be elected at the Annual Meeting to constitute the Board of Directors of the Company, to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their respective successors. If no other choice is specified in the accompanying proxy, the persons named therein have advised management that it is their present intention to vote the proxy for the election of the nominees set forth below. Each of the nominees is presently a director of the Company. Should any of such nominees become unable to accept nomination or election, it is intended that the persons named in the accompanying proxy will vote for the election of such other person as management may recommend in the place of such nominee.


DIRECTORS

         Set forth below for each nominee is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of May 25, 1999.

         Avi A. Fogel, age 44, has served as a director since May 1998. Mr. Fogel has also served as President and Chief Executive Officer of the Company since May 1998. From March 1998 until May 1998, Mr. Fogel served as a consultant to the Company. From June 1997 until the consummation of the Company's initial public offering in November 1998, Mr. Fogel served as President and Chief Executive Officer of CommHome, a development stage company engaged in the business of developing residential networking solutions, which he co-founded in June 1997. From January 1997 to June 1997, Mr. Fogel was engaged in pre-incorporation activities related to CommHome. From October 1995 to December 1996, Mr. Fogel was employed by Digital Equipment Corp. as Vice President, Global Marketing. From July 1994 to October 1995, Mr. Fogel was Executive Vice President, Global Marketing and Business Development of LANNET Data Communications, Ltd., a manufacturer of LAN switching hubs located in Tel Aviv, Israel. From July 1990 to July 1994, Mr. Fogel served as President and Chief Executive Officer of LANNET, Inc., the U.S. subsidiary of LANNET Data Communications, Ltd.

         William Hancock, age 42, has served as a director since inception of the Company (July 1990). Mr. Hancock, co-founded the Company and has served as its Chief Technology Officer since May 1998. From inception until May 1998, Mr. Hancock served as Executive Vice President and Secretary. From June 1982 to July 1990, Mr. Hancock was an independent computer and networking consultant to Fortune 500 companies, including Digital Equipment Corporation, AT&T and IBM. Mr. Hancock participated in the operating system and network design teams at both Digital Equipment Corporation and IBM.

         Corey M. Horowitz, age 44, became Chairman of the Board of Directors of the Company in January 1996 and has been a member of the Board of Directors since April 1994. Mr. Horowitz is a private investor and President and sole shareholder of CMH Capital Management Corp., a New York investment advisory and merchant banking firm, which he founded in September 1991. From January 1986 to February 1991, Mr. Horowitz was a general partner in charge of mergers and acquisitions at Plaza Securities Co., a New York investment partnership. From July 1984 to December 1985, Mr. Horowitz was a general partner at Lafer Amster & Co., an investment partnership. From August 1980 to June 1984, Mr. Horowitz was an associate at the New York law firm of Skadden, Arps, Slate, Meagher & Flom.

         Barry Rubenstein, age 56, has served as a director of the Company since July 1998. During the period March 1996 until July 1998, Mr. Rubenstein served as a member of the Company's advisory board. Since June 1994, Mr. Rubenstein has served as President, a director and a shareholder of InfoMedia Associates, Ltd., which is a general partner of the 21st Century Communications Partners, L.P. and affiliated partnerships. Mr. Rubenstein also serves as Chief Executive Officer of Wheatley Partners, L.L.C., the general partner of Wheatley Partners, L.P. and a general partner of Wheatley Foreign Partners, L.P. He is also a general partner of Applewood Associates, L.P., Seneca Ventures and Woodland Venture Fund, each of which is an investment partnership. Prior to his experience as an investor, Mr. Rubenstein served as a co-founder of several technology companies, including Applied Digital Data Systems, Inc., Cheyenne Software, Inc. and Novell, Inc. Mr. Rubenstein also serves as a director of Infonautics, Inc., The Millbrook Press, Inc. and Source Media, Inc.

         Irwin Lieber, age 59, has served as a director of the Company since July 1998. During the period March 1996 until July 1998, Mr. Lieber served as a member of the Company's advisory board. Since 1979, he has served as Chairman and Chief Executive Officer of GeoCapital LLC, an investment advisory firm which he founded. Mr. Lieber is also a general partner of Applewood Associates, L.P., and a principal of 21st Century Communications, L.P., each of which is an investment partnership. Mr. Lieber also serves as President of Wheatley Partners, LLC, the general partner of Wheatley Partners, L.P. and a general partner of Wheatley Foreign Partners, both of which are investment partnerships.

         Marcus J. Ranum, age 36, has served as a director of the Company since June 1998. Mr. Ranum currently serves as President and Chief Executive Officer of Network Flight Recorder, Inc., a development stage networking software company which he founded in March 1996. From October 1994 to February 1996, Mr. Ranum served as Chief Scientist and Executive Manager of V-One Corporation, a company engaged in the development and marketing of network security products. From June 1994 to October 1994, he served as a consultant in network security, software analysis and testing, software development and related matters. From November 1992 to June 1994, Mr. Ranum served as Senior Scientist of Trusted Information Systems, Inc. From August 1991 to November 1993, Mr.
Ranum served as a consultant to Digital Equipment Corporation.

OTHER EXECUTIVE OFFICERS OF THE COMPANY

         Robert P. Olsen, age 45, has served as Vice President of Product Management since May 1998. From March 1998 until May 1998, Mr. Olsen served as a consultant to the Company. From July 1997 to December 1997, Mr. Olsen served as Vice President of Marketing of CommHome. From July 1996 to July 1997, Mr. Olsen was Vice President of Marketing for Netphone, Inc., a developer of computer servers. From December 1991 to June 1996, Mr. Olsen was Vice President of Marketing for Agile Networks, Inc., a company engaged in the design manufacturing, marketing and support of ethernet and ATM switches, which he co-founded.

         Murray P. Fish, age 47, has served as Chief Financial Officer since May 1998. From August 1997 to May 1998, Mr. Fish was an independent financial consultant. From April 1991 to August 1997, Mr. Fish served as President, Chief Executive Officer and a director of RealWorld Corporation, a manufacturer of accounting software. From March 1989 to April 1991, Mr. Fish served as Vice President and Controller of Goldman Financial Group, Inc., a manufacturer of chemical and machine tools.

         Robert M. Russo, age 48, co-founded the Company and has served as Vice President of Professional Services since Janaury 1999 and Secretary since May 1998. From May 1998 to January 1999, Mr. Russo served as Vice President of Business Development. Mr. Russo served as President and a director of the Company from inception until May 1998, and as Chief Operating Officer of the Company from December 1993 to May 1998. From May 1987 to June 1990, Mr. Russo served as Vice President of Sales and Marketing of Essential Resources, Inc., a computer consulting and training company. From December 1979 to February 1987, Mr. Russo served as President of the North American Division of H&M Systems Software, Inc., a software developer.

         Joseph A. Donohue, age 44, has served as Vice President of Engineering since July 1998. From April 1987 to July 1998, Mr. Donohue was employed by Stratus Computer Inc., having held the positions of Director - Windows/NT Software Development from November 1997 to July 1998, Director - Proprietary OS from July 1994 to November 1997 and Manager - Kernel Development from July 1993 to July 1994. From April 1987 to July 1993, Mr. Donohue was employed by Stratus Computer, Inc. in various engineering positions.

         Lance Westbrook, age 43, has served as Vice President of North American Sales since November 1998. From May 1998 to October 1998, Mr. Westbrook served as Director of Channel Sales for Cross Worlds Software, Inc., an enterprise software vendor. From December 1993 to February 1998, he was employed by Sybase, Inc., having held the positions of Director, Alliance Sales and Services from January 1997 to February 1998, Manager, Partner Market Development from January 1996 to December 1996, and Manager, Channel Sales from December 1993 to December 1995. From December 1992 to December 1993, Mr. Westbrook served as Director of Sales for IGM Communications, a vendor of network data storage solutions.

         Joseph D. Harris, age 42, has served as Vice President of International Sales since August 1998. From November 1996 until August 1998, Mr. Harris served as Vice President of Sales and Managing Director - Asia Pacific of Proginet Corporation, a developer of cross-platform database technologies. From October 1990 until November 1996, Mr. Harris served as President and Chief Executive Officer of KnowledgeNet Incorporated, a company also engaged in development of cross-platform database technologies, which he founded. Mr. Harris also served as Director of Architecture for System Software Associates, Inc., a developer of business planning software, from January 1988 to October 1990.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         In August 1998, the Board of Directors established an Audit Committee, consisting of Irwin Lieber, Marcus Ranum and Avi Fogel, and a Compensation Committee, consisting of Corey M. Horowitz and Barry Rubenstein. The Audit Committee reviews the qualifications of the Company's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit, and reviews non-audit services and related fees provided by the independent auditors. The Compensation Committee is responsible for determining compensation for the executive officers of the Company, including bonuses and benefits, and will administer the Company's compensation programs, including the Company's Stock Option Plan.

         The Board of Directors does not have a nominating committee. The selection of nominees for the Board of Directors is made by the entire Board of Directors. The Board of Directors may from time to time establish other committees to facilitate the management of the Company.

         During the past fiscal year, the Company's Board of Directors held four meetings. The Board of Directors' Compensation Committee met four times during the past fiscal year. The Audit Committee did not meet during the past fiscal year. No incumbent director failed to participate in at least 75% of all meetings of the Board of Directors and the committees on which he served during the past fiscal year. The Company has compensated each director, who is not also an employee of the Company, by granting to each such outside director stock options to purchase 20,000 shares of Common Stock, at an exercise price equal to the closing price of the Company's Common Stock on the date of grant, with the option shares vesting over a one year period in equal quarterly amounts. In addition, each non-employee director will receive an automatic option grant to purchase 5,000 shares of Common Stock on each year anniversary that such director is a member of the Board of Directors with the option shares vesting over a one year period in equal quarterly amounts. No additional amounts are payable for committee participation or special assignments.

                             EXECUTIVE COMPENSATION

         The following table summarizes compensation paid to the Company's Chief Executive Officer and to each of its executive officers who received compensation in excess of $100,000 for services rendered in all capacities to the Company during each of the years ended December 31, 1998 and December 31, 1997. None of the Company's other employees received in excess of $100,000 in compensation during the year ended December 31, 1998.

                                            SUMMARY COMPENSATION TABLE

                                                                                                        LONG TERM
                                                                                                        COMPENSATION
                                                                                                        AWARDS
                                                                      ANNUAL COMPENSATION               ------------
                                                                                                        SHARES
                                       YEAR ENDED                                    OTHER ANNUAL       UNDERLYING
NAME AND PRINCIPAL POSITION(1)         DECEMBER 31        SALARY ($)     BONUS ($)   COMPENSATION(2)    OPTIONS(#)
---------------------------            -----------        ----------     ---------   ------------       ----------
Avi A. Fogel                                 1998         $128,192(3)    $24,986             -               383,343
   President & Chief Executive
   Officer

Robert Russo                                 1998         $153,746(4)      $5,000            -                25,000
  President and Chief
  Operating Officer, Vice                    1997         $145,000(5)        -               -                   -
  President of Professional
  Services

William Hancock                              1998         $160,000           -               -                25,000
   Chief Technology Officer,
   Executive Vice President                  1997         $160,000(6)        -               -                   -

Robert P. Olsen                              1998          $94,154(7)     $14,992            -                94,362
   Vice President of Product
    Management

Peter Mearsheimer                            1997         $155,000(8)        -               -                21,728(9)
   Vice President of Sales


---------------------------

      (1) Does not include the following executive officers who were initially employed by the Company beginning May 1998 through November 1998 and are each currently receiving an annual salary of $120,000: Murray P. Fish, Chief Financial Officer; Joseph A. Donohue, Vice President of Engineering; Lance Westbrook, Vice President of North American Sales and Joseph D. Harris, Vice President of International Sales.

      (2) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the executive officers listed above did not exceed the lesser of ten percent (10%) of such officer's annual salary and bonus for each fiscal year indicated or $50,000.

      (3) Mr. Fogel was first employed as President and Chief Executive Officer in May 1998 and served as a consultant to the Company from March 1998 to May 1998. Mr. Fogel received $33,000 as a consultant.
           Mr. Fogel's annual base salary during 1998 was $150,000.

      (4) Mr. Russo served as President and Chief Operating Officer until May 1998 at which time he became Vice President of Business Development. In January 1999, Mr. Russo became Vice President of Professional Services. Includes $19,925 of deferred salary.

      (5)  Includes $51,692 of deferred salary.

      (6)  Includes $6,154 of deferred salary.

      (7) Mr. Olsen was first employed as the Company's Vice President of Product Management in May 1998 and served as a consultant to the Company from March 1998 to May 1998. Mr. Olsen received $18,000 as a consultant. Mr. Olsen's annual base salary during 1998 was $120,000.

      (8) Includes $5,962 of deferred salary. Effective August 1998, Mr. Mearsheimer was no longer employed by the Company.

      (9)  Expired by their terms.



OPTION GRANTS IN 1998

         The following stock options were granted to the Company's executive officers during the year ended December 31, 1998:

                                       NUMBER OF                  % OF TOTAL
                                        SHARES                OPTIONS GRANTED TO             EXERCISE
                                      UNDERLYING                   EMPLOYEES                PRICE PER                EXPIRATION
                                  OPTIONS GRANTED(3)               IN 1998(1)               SHARE (2)                  DATE
                                  ------------------               ----------               ---------                  ----

Avi A. Fogel                           294,879                      28.4%                     $2.42                   5/18/2003
                                        88,464                       8.5%                     $6.00                  10/22/2008

Robert Russo                            25,000                       2.4%                     $6.00                  10/22/2008
William Hancock                         25,000                       2.4%                     $6.00                  10/22/2008
Robert P. Olsen                         58,976                       5.7%                     $5.60                   5/18/2008
                                        35,386                       3.4%                     $6.00                  10/22/2008
Murray P. Fish                          58,500                       5.6%                     $5.60                   5/19/2008
                                        35,685                       3.4%                     $6.00                  10/22/2008
Joseph Donohue                          62,500(4)                    6.0%                     $6.00                   7/31/2008
                                        31,250                       3.0%                     $6.00                  10/22/2008
Joseph Harris                           40,000(5)                    3.9%                     $6.00                   8/24/2008
                                        25,000                       2.4%                     $6.00                  10/22/2008
Lance Westbrook                         65,000                       6.3%                     $6.00                   11/1/2008

---------------------------

(1) The number of options granted to employees during the year ended December 31, 1998 used to compute this percentage excludes options to purchase 65,184 shares of Common Stock due to the termination of such options pursuant to their terms and options to purchase 13,104 shares of Common Stock which were converted to non-qualified options. Also includes 141,365 options that were originally issued to employees at exercise prices per share ranging from $6.44 to $8.00 per share which were repriced to an exercise price per share of $6.00.

(2) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant, as determined by the Board of Directors, except for options to purchase 294,879 shares of Common Stock at an exercise price of $ 2.42 per share granted to Avi A. Fogel on May 18, 1998.
      The fair market value per share of Common Stock on May 18, 1998 was $5.60.

(3) No options of the Company were exercised by such persons during the year ended December 31, 1998.

(4) Represents options that were originally issued in July 1988 at an exercise price per share of $7.20 and were repriced to an exercise price per share of $6.00. Such options vested as to 34% of the underlying shares on the date of grant (July 1998) and 22% of such shares on each of the first three anniversaries thereafter.

(5) Represents options that were originally issued in August 1998 at an exercise price of $8.00 per share and were repriced to an exercise price per share of $6.00. Such options vested as to 25% of the underlying shares on the date of grant (August 98) and 25% of such shares on each of the first three anniversaries thereafter.

REPRICING OF OPTIONS

         On October 22, 1998, in exchange for outstanding options covering 141,365 shares of the Company's Common Stock (the "Old Options"), which were granted pursuant to the Stock Option Plan, the Company granted new options covering 141,365 shares of the Company's Common Stock (the "New Options"), with exercise prices equal to $6.00 per share (the fair market value per share on the date of the grant), pursuant to the Stock Option Plan. Concurrently with the repricing of options issued to Joseph Donohue and Joseph Harris, certain other holders of options had their respective options repriced in the same manner. The Compensation Committee of the Board of Directors determined that it was appropriate to reprice the Old Options because the anticipated initial public offering price per share of the Company's Common Stock was decreased from $8.00 per share to $6.00 per share in October 1998. The Compensation Committee of the Board of Directors believed that by awarding Messrs. Donohue and Harris (and the other optionholders) New Options with exercise prices at $6.00 per share (the fair market value per share on the date of the grant) they will be fairly compensated for their efforts and further motivated to achieve the Company's success. The Compensation Committee of the Board of Directors also believes that exchanging "out-of-the-money" options is a cost-effective method of retaining key employees and preserving the important motivating effect that stock options have.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND 1998 FISCAL YEAR-END OPTION VALUES

         No options were exercised by an executive officer of the Company during the year ended December 31, 1998. The following table sets forth information relating to the fiscal year-end value of unexercised options held by executive officers on an aggregated basis:

                                           NUMBER OF SECURITIES                                      VALUE OF
                                                UNDERLYING                                         UNEXERCISED
                                            UNEXERCISED OPTIONS                                IN-THE-MONEY OPTIONS
                                              AT 12/31/98 (#)                                 AT FISCAL YEAR-END ($)
             NAME                    EXERCISABLE         UNEXERCISABLE                EXERCISABLE             UNEXERCISABLE (1)
             ----                    -----------         -------------                -----------             -----------------
         Avi A. Fogel                  130,337              253,006                    $440,387                    $854,869
         Robert Russo                    8,500               16,500                    $  5,313                    $ 10,313
        William Hancock                  8,500               16,500                    $  5,313                    $ 10,313
        Robert P. Olsen                 32,083               62,279                    $ 28,073                    $ 54,494
        Murray P. Fish                  32,023               62,162                    $ 27,970                    $ 54,295
        Joseph Donohue                  31,875               61,875                    $ 19,922                    $ 38,672
         Joseph Harris                  16,250               48,750                    $ 10,156                    $ 30,469
        Lance Westbrook                 16,250               48,750                    $ 10,156                    $ 30,469

------------------------

(1) Options are "in-the-money" if the market price of the Common Stock on December 31, 1998 ($6.625) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock underlying the options on December 31, 1998 and the aggregate exercise price of such options.

               EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND

                         CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

         On May 18, 1998, the Company entered into an employment agreement with Avi A. Fogel, pursuant to which Mr. Fogel serves as the Company's Chief Executive Officer and President for a four year term at an annual base salary of $150,000 per year subject to annual increases in base salary of up to 20% at the discretion of the Compensation Committee of the Board of Directors. Mr. Fogel is eligible to receive an additional annual cash bonus of up to $50,000 as determined by the Compensation Committee of the Board of Directors in its discretion. In addition, upon execution of his employment agreement, Mr. Fogel received five year options to purchase 294,879 shares of the Company's Common Stock at an exercise price of $2.42 per share. The options granted to Mr. Fogel vested as to 34% of the shares covered thereby at the time of execution of his employment agreement and vest as to 22% of the shares covered thereby on each of the first three anniversaries thereafter, subject to acceleration upon a change of control of the Company. In the event Mr. Fogel's employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of one year's base salary or the base salary for the balance of the term of the agreement. Mr. Fogel has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

         On June 30, 1998, the Company entered into an employment agreement with William Hancock pursuant to which Mr. Hancock agreed to continue to serve as the Company's Chief Technology Officer for a three year term at an annual salary of $160,000 per annum, subject to additional bonus compensation as determined by the Compensation Committee of the Board of Directors in its discretion. In the event Mr. Hancock's employment is terminated for cause (as defined in the agreement), the Company will have the right to repurchase 50% of the securities owned by him at the time at a purchase price of $1.00 per share. In the event Mr. Hancock's employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to receive the lesser of six months base salary or the base salary for the balance of the term of the agreement. Mr. Hancock has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

         On May 18, 1998, the Company entered into an employment agreement with Robert P. Olsen pursuant to which Mr. Olsen agreed to serve as the Company's Vice President of Product Management for a three year term at an annual salary of $120,000 per annum, subject to an additional cash bonus of up to $30,000 as determined by the Compensation Committee of the Board of Directors in its discretion. Upon execution of his employment agreement, Mr. Olsen received an incentive stock option to purchase 58,976 shares of the Company's Common Stock at an exercise price of $5.60 per share. The options granted to Mr. Olsen vested as to 34% of the shares covered thereby upon execution of the agreement and 22% of the shares covered thereby on each of the first three anniversaries thereafter, subject to acceleration upon a change of control of the Company. In the event Mr. Olsen's employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of one year base salary or the base salary for the balance of the term of the agreement. Mr. Olsen has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

         On May 19, 1998, the Company entered into an employment agreement with Murray P. Fish pursuant to which Mr. Fish agreed to serve as the Company's Chief Financial Officer for a three year term at an annual salary of $120,000 per annum, subject to an additional cash bonus of $30,000 as determined by the Compensation Committee of the Board of Directors in its discretion. Upon execution of his employment agreement, Mr. Fish received an incentive stock option to purchase 58,500 shares of the Company's Common Stock at an exercise price of $5.60 per share. The options granted to Mr. Fish vested as to 34% of the shares covered thereby upon execution of the agreement and vest as to 22% on each of the first three anniversaries thereafter, subject to acceleration upon a change of control of the Company. In the event Mr. Fish's employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of six months base salary or the base salary for the balance of the term of the agreement. Mr. Fish has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

         On July 31, 1998, the Company entered into an employment agreement with Joseph A. Donohue pursuant to which Mr. Donohue agreed to serve as the Company's Vice President of Engineering for a three year term at an annual salary of $120,000 per annum, subject to an additional cash bonus of $30,000 as determined by the Compensation Committee of the Board of Directors in its discretion. In connection with his employment, Mr. Donohue received an incentive stock option to purchase 62,500 shares of the Company's Common Stock at an exercise price of $6.00 per share. The options granted to Mr. Donohue vested as to 34% of the shares covered thereby upon execution of the agreement and 22% of the shares covered thereby on each of the first three anniversaries thereafter, subject to acceleration upon a change of control of the Company. In the event Mr. Donohue's employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of six months base salary or the base salary for the balance of the term of the agreement. Mr. Donohue has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

         On August 24, 1998, the Company entered into an employment agreement with Joseph D. Harris pursuant to which Mr. Harris agreed to serve as the Company's Vice President of International Sales for a three year term at an annual salary of $120,000 per annum, subject to an additional cash bonus of $30,000 as determined by the Compensation Committee of the Board of Directors in its discretion. In connection with his employment, Mr. Harris received an incentive stock option to purchase 40,000 shares of the Company's Common Stock at an exercise price of $6.00 per share. The options granted to Mr. Harris vested as to 25% of the shares covered thereby upon execution of the agreement and vest as to 25% on each of the first three anniversaries thereafter, subject to acceleration upon a change of control of the Company. In the event Mr. Harris' employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of six months base salary or the base salary for the balance of the term of the agreement. Mr. Harris has agreed not to disclose any confidential information of the Company during the term of his employment or at anytime thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

         On December 12, 1998, the Company entered into an employment agreement with Lance Westbrook pursuant to which he agreed to serve as the Company's Vice President of North American Sales for a three year term at an annual salary of $120,000 per annum, subject to an additional cash bonus of $30,000 as determined by the Compensation Committee of the Board of Directors in its discretion. In connection with his employment, Mr. Westbrook received an incentive stock option to purchase 65,000 shares of the Company's Common Stock at an exercise price of $6.00 per share. The options granted to Mr. Westbrook vested as to 25% of the shares covered thereby upon execution of the agreement and vest as to 25% on each of the first three anniversaries thereafter, subject to acceleration upon a change of control of the Company. In the event Mr. Westbrook' employment agreement is terminated "other than for cause" (as defined in the agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of one year base salary or the base salary for the balance of the term of the agreement. Mr. Westbrook has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter or to compete with the Company during the term of his agreement and for a period of two years thereafter in the event of termination for cause.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's shares of Common Stock as of May 21, 1999 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each of the executive officers of the Company, and (iv) all executive officers and directors of the Company as a group.

     NAME AND ADDRESS OF                  NUMBER OF SHARES     PERCENTAGE OF SHARES
      BENEFICIAL OWNER                   BENEFICIALLY OWNED    BENEFICIALLY OWNED(1)
      ----------------                   ------------------    ---------------------
Applewood Associates, L.P. (2)                1,194,659                 24.2%

Corey M. Horowitz(3)                            963,503                 19.0
   CMH Capital Management Corp.
   Pisces Investors, L.P.
   Security Partners, L.P.

Robert Russo(4)                                 312,674                  6.3

William Hancock(5)                              243,557                  4.9

Avi A. Fogel(6)                                 228,253                  4.4

Barry Rubenstein(7)                             160,112                  3.2

Irwin Lieber(8)                                  87,944                  1.8

Robert P. Olsen(9)                               53,390                  1.1

Murray P. Fish(10)                               44,893                    *

Joseph A. Donohue(11)                            31,875
                                                                           *
Joseph D. Harris(12)                             16,250                    *

Lance Westbrook(13)                              16,250                    *

Marcus Ranum(14)                                 20,000                    *

All officers and directors as a group         2,178,701                 38.9
(12 persons)

-------------------------------------

    *    Less than 1%.

     (1) Unless otherwise indicated, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised and converted. Assumes a base of 4,935,211 shares of Common Stock outstanding (including 562,836 shares of Common Stock issuable upon conversion of outstanding shares of Series C Preferred Stock), before any consideration is given to outstanding options and warrants. Except as otherwise indicated, the address for each beneficial owner is care of Network-1 Security Solutions, Inc., 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451.

     (2) Includes 382,696 shares of Common Stock issuable upon conversion of Series C Preferred Stock held by Applewood Associates, L.P. ("Applewood"). Does not include (i) 31,040, 23,280, 31,040, 4,656 and
         3,104 shares of Common Stock owned by Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Seth Lieber and Jonathan Lieber, respectively, each of whom is a general partner of Applewood and (ii) an aggregate of 129,328 shares of Common Stock subject to currently exercisable warrants and options held by Barry Rubenstein (64,664 shares) and Irwin Lieber (64,664 shares). Each of Messrs. Rubenstein, I. Lieber, Fingerhut, S. Lieber and J. Lieber disclaims beneficial ownership of the shares held by Applewood, except to the extent of their equity interest therein. Applewood's business address is 80 Cuttermill Road, Great Neck, New York 11021.

     (3) Includes (i) 374,906 shares of Common Stock held by Mr. Horowitz, (ii) 7,846 shares of Common Stock issuable upon conversion of Series C Preferred Stock held by Mr. Horowitz, (iii) 15,000 shares of Common Stock subject to currently exercisable stock options issued to Mr. Horowitz, (iv) 206,933 shares of Common Stock held by Pisces Investors, L.P., a limited partnership whose general partner is CMH Capital Management Corp. ("CMH"), a corporation whose sole stockholder and officer is Mr. Horowitz, (v) 145,887 shares of Common Stock owned by Security Partners, L.P. (CMH is the general partner of Security Partners, L.P. and Mr. Horowitz is a limited partner), (vi) 55,320 shares of Common Stock held by CMH, (vii) 32,675 shares of Common Stock issuable upon conversion of Series C Preferred Stock held by CMH and
         (viii) 124,936 shares of Common Stock subject to currently exercisable warrants held by CMH. Does not include 5,000 shares Common Stock subject to stock options which are not currently exercisable. Mr. Horowitz disclaims beneficial ownership of the shares held by Pisces Investors, L.P. and Security Partners, L.P. except to the extent of his equity interest therein. The address of CMH Capital Management Corp. is 885 Third Avenue, New York, New York 10022 and the address of Pisces Investors, L.P. and Security Partners, L.P. is c/o CMH Capital Management Corp., 885 Third Avenue, New York, New York 10022.

   (4) Includes 8,500 shares of Common Stock subject to currently exercisable stock options issued to Mr. Russo pursuant to the Stock Option Plan. Does not include 16,500 shares of Common Stock subject to stock options which are not currently exercisable.

   (5) Includes 8,500 shares of Common Stock subject to currently exercisable stock options issued to Mr. Hancock pursuant to the Stock Option Plan. Does not include 16,500 shares of Common Stock subject to stock options which are not currently exercisable.

   (6) Includes 195,210 shares of Common Stock subject to currently exercisable stock options. Does not include 188,133 shares subject to stock options which are not currently exercisable.

   (7) Includes (i) 64,664 shares of Common Stock subject to currently exercisable stock options owned by Mr. Rubenstein, and (ii) 41,128 and 23,280 shares of Common Stock held by Woodland Venture Fund and Seneca Ventures, respectively. Barry Rubenstein and Woodland Services Corp. are the general partners of Woodland Venture Fund and Seneca Ventures. Barry Rubenstein is President and sole director of Woodland Services Corp. Does not include (i) 811,963 shares of Common Stock held by Applewood, of which Mr. Rubenstein is a general partner, (ii) 382,696 shares of Common Stock issuable upon conversion of Series C Preferred Stock held by Applewood and (iii) 5,000 shares of Common Stock subject to stock options which are not currently exercisable. Mr. Rubenstein disclaims beneficial ownership of the shares of Common Stock held by Applewood, except to the extent of his equity interest therein. The address of Barry Rubenstein is 68 Wheatley Road, Brookville, New York 11545. The address of Woodland Venture Fund and Seneca Ventures is c/o Barry Rubenstein, 68 Wheatley Road, Brookville, New York 11545.

   (8) Includes 64,664 shares of Common Stock subject to currently exercisable stock options owned by Mr. Lieber. Does not include (i) 811,963 shares of Common Stock held by Applewood, of which Mr. Lieber is a general partner, (ii) 382,696 shares of Common Stock issuable upon conversion of Series C Preferred Stock held by Applewood and (iii) 5,000 shares of Common Stock subject to stock options which are not currently exercisable. Mr. Lieber disclaims beneficial ownership of the shares of Common Stock held by Applewood, except to the extent of his equity interest therein. The address of Irwin Lieber is 767 Fifth Avenue, 45th Floor, New York, New York 10153.

   (9) Includes 45,057 shares of Common Stock subject to currently exercisable stock options issued to Mr. Olsen pursuant to the Stock Option Plan. Does not include 49,305 shares of Common Stock subject to stock options which are not currently exercisable.

   (10) Includes 44,893 shares of Common Stock subject to currently exercisable stock options issued to Mr. Fish pursuant to the Stock Option Plan. Does not include 49,292 shares of Common Stock subject to stock options which are not currently exercisable.

   (11) Includes 31,875 shares of Common Stock subject to currently exercisable stock options issued to Mr. Donohue pursuant to the Stock Option Plan. Does not include 61,875 shares of Common Stock subject to stock options which are not currently exercisable.

   (12) Includes 16,250 shares of Common Stock subject to currently exercisable stock options issued to Mr. Harris pursuant to the Stock Option Plan. Does not include 48,750 shares of Common Stock subject to stock options which are not currently exercisable.

   (13) Includes 16,250 shares of Common Stock subject to currently exercisable stock options issued to Mr. Westbrook pursuant to the Stock Option Plan. Does not include 48,750 shares of Common Stock subject to stock options which are not currently exercisable.

   (14) Includes 20,000 shares of Common Stock subject to currently exercisable stock options issued to Mr. Ranum pursuant to the Stock Option Plan. Does not include 5,000 shares of Common Stock subject to stock options which are not currently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February and April 1997, the Company issued an aggregate principal amount of $1,000,000 of notes bearing interest at the rate of 6% per annum, and warrants to purchase an aggregate of 139,679 shares of the Company's Common Stock at an exercise price of $6.44 per share in private financings (the "February and April 1997 Private Financings"). In connection with the February and April 1997 Private Financings, the Company issued (i) a promissory note in the principal amount of $250,000 and warrants to purchase 34,920 shares of Common Stock to Applewood Associates, L.P. ("Applewood"), a principal stockholder of the Company, and (ii) a promissory note in the principal amount of $50,000 and warrants to purchase 6,984 shares of Common Stock to Herb Karlitz. Barry Rubenstein, a director and a principal stockholder of the Company, and Irwin Lieber, a director of the Company, are general partners of Applewood. Herb Karlitz is the brother-in-law of Corey M. Horowitz, Chairman of the Board of Directors and a principal stockholder of the Company. In connection with the February and April 1997 Private Financings, Robert Russo, Vice President of Professional Services and Secretary of the Company, delivered to the Company for cancellation 39,110 shares of Common Stock in consideration of $630, and William H. Hancock, Chief Technology Officer and a director of the Company, delivered to the Company for cancellation 54,009 shares of Common Stock in consideration of $870.

         On August 30, 1996 the Company entered into an agreement (the "CMH Advisory Agreement"), as amended, with CMH Capital Management Corp. ("CMH"), a corporation wholly-owned by Corey M. Horowitz, Chairman of the Board of Directors and a principal stockholder of the Company, pursuant to which CMH agreed to render advisory services to the Company in consideration of fees of $12,500 per month for a period of two years and the issuance of warrants to purchase 31,040 shares of the Company's Common Stock at an exercise price of $8.05 per share and 31,040 shares of the Company's Common Stock at an exercise price of $6.44 per share (collectively, the "CMH Advisory Warrants"). In addition, the Company agreed that in the event it completes a merger or sale of substantially all of its assets prior to January 15, 2001, CMH would be entitled to a cash fee equal to 2% of the value of the total consideration received in connection with such transaction. CMH agreed that the monthly fee of $12,500 would accrue until the Company completed a financing of a minimum of $5,000,000. On May 14, 1998, CMH agreed with the Company to convert accrued fees of $200,000 into 31,250 shares of Common Stock of the Company in full satisfaction of Company's fee obligation to CMH under the CMH Advisory Agreement.

         On August 8, 1997, CMH loaned the Company $100,000 at an interest rate of 8% per annum. As further consideration for such loan, the Company agreed to reduce the exercise price of the CMH Advisory Warrants to $3.22 per share. In addition, the Company agreed to reduce the exercise price of warrants to purchase 124,159 shares of Common Stock at an exercise price of $3.22 per share previously issued to Corey M. Horowitz on November 29, 1995 to $1.61 per share.

         On September 26, 1997, the Company issued to Applewood and CMH, principal stockholders of the Company, notes in the principal amounts of $350,000 and $50,000, respectively, bearing interest at the rate of 8% per annum, and warrants to purchase 62,080 and 8,869 shares of Common Stock, respectively (the "September 1997 Private Financing"). In connection with the September 1997 Private Financing, Robert Russo, Vice President of Professional Services and Secretary of the Company, William Hancock, Chief Technology Officer and a director of the Company, and Kenneth Conquest, then Vice President of Engineering of the Company, delivered to the Company for cancellation 112,373, 86,112 and 10,103 shares of Common Stock, respectively, for an aggregate consideration of $3,360.

         On November 21, 1997, CMH loaned the Company $50,000 at an interest rate of 8% per annum pending the Company's receipt of a certain accounts receivable. As additional consideration for the loan, the Company agreed to further reduce the exercise price of the CMH Advisory Warrants to $1.61 per share from $3.22 per share. The aforementioned loan was repaid in full by the Company on December 12, 1997.

         From March 2, 1998 through May 14, 1998, the Company issued an aggregate principal amount of $1,750,000 of notes, bearing interest at the rate of 8% per annum, and warrants to purchase up to 325,919 shares of Common Stock at an exercise price of $4.83 per share (the "1998 Private Financing"). In connection with the 1998 Private Financing, Applewood purchased a $1,300,000 principal amount note and warrants to purchase 242,111 shares of Common Stock, CMH purchased a $50,000 principal amount note and warrants to purchase 9,312 shares of Common Stock, Mr. Horowitz purchased a $50,000 principal amount note and warrants to purchase 9,312 shares of Common Stock and Herb Karlitz purchased a $25,000 principal amount note and warrants to purchase 4,656 shares of Common Stock, at purchase prices of $1,300,000, $50,000, $50,000, and $25,000, respectively. In connection with the 1998 Private Financing, Messrs. Russo and Hancock delivered to the Company for cancellation 38,800 and 23,280 shares of Common Stock, respectively, for an aggregate consideration of $1,000.

         As part of the 1998 Private Financing, in consideration of Applewood's investment of $1,000,000 in May 1998, the Company, CMH and Applewood entered into an advisory agreement, which amended the CMH Advisory Agreement, pursuant to which the Company agreed to increase the cash fee payable to CMH, if the Company completes a merger or sale of all or substantially all its assets at any time up to January 15, 2001, from 2% to 3% of the value of the total consideration received by the Company, and CMH agreed to share such consideration with Applewood. As further consideration for Applewood's $1,000,000 investment in May 1998, each of CMH, Mr. Horowitz, Security Partners, L.P., Messrs. Russo, Hancock and Conquest agreed that for a period of 24 months from the consummation of the Company's initial public offering (until November 17, 2000), they would not sell in the public market any securities of the Company owned by them without the consent of Applewood, unless 60% of the securities owned by Applewood and affiliated parties have been sold.

         On July 8, 1998, the Company entered into an exchange agreement with certain holders of outstanding warrants and options pursuant to which the Company issued an aggregate of 596,741 shares of its Common Stock in exchange for cancellation of outstanding warrants and options to purchase 789,521 shares of the Company's Common Stock. Pursuant to such agreement, Applewood exchanged warrants to purchase 339,111 shares of Common Stock, at exercise prices of $4.83 and $6.44 per share, for 261,565 shares of Common Stock, Mr. Horowitz and CMH, exchanged warrants to purchase an aggregate of 151,652 shares of Common Stock, at exercise prices ranging from $1.61 to $4.83, for 131,267 shares of Common Stock and Herb Karlitz exchanged warrants to purchase 11,640 shares of Common Stock, at exercise prices of $4.83 and $6.44 per share, for 8,572 shares of Common Stock.

         On September 11, 1998, the Company entered into a merger agreement with CommHome Systems Corp. ("CommHome"), effective upon consummation of the Company's initial public offering on November 17, 1998 (the "Public Offering"), pursuant to which the CommHome stockholders exchanged all of the outstanding common stock of CommHome for 35,000 shares of Common Stock of the Company. The Company assumed liabilities of CommHome on the effective date of the merger of approximately $185,000, which included $55,000 and $50,000 owed to Avi A. Fogel and Robert P. Olsen, respectively. Messrs. Fogel and Olsen received 6,875 and 6,250 shares, respectively, of the

Company's Common Stock in full satisfaction of such indebtedness. Avi A. Fogel, President, Chief Executive Officer and a director of the Company, was also President and Chief Executive Officer of CommHome and owned 51% of the outstanding shares of CommHome.

         On October 1, 1998, the Company entered in an agreement with CMH to provide financial advisory services for the three-month period ending December 31, 1998 for which CMH received 10,000 shares of Common Stock.

         On October 19, 1998, Applewood loaned the Company $75,000 at an interest rate of 10% per annum which was repaid upon consummation of the Public Offering.

         On October 20, 1998, the Company entered into an agreement, effective upon consummation of the Public Offering, with certain of its holders of outstanding promissory notes, including accrued interest, of $3,204,888, pursuant to which the Company issued 562,836 shares of Series C Preferred Stock in exchange for the cancellation of promissory notes, including accrued interest, of $2,954,888. In accordance with the agreement, Applewood received 382,696 shares of Series C Preferred Stock in exchange for the cancellation of promissory notes, including accrued interest, of $2,009,156, Mr. Horowitz and CMH received an aggregate of 40,521 shares of Series C Preferred Stock in exchange for the cancellation of promissory notes, including accrued interest, of $212,734, Herb Karlitz received 12,260 shares of Series C Preferred Stock in exchange for the cancellation of promissory notes, including accrued interset, of $64,364 and Robert Graifman received 3,967 shares of Series C Preferred stock in exchange for the cancellation of promissory notes, including accrued interest, of $20,828. The balance of the promissory notes in the principal amount of $250,000 was repaid from the proceeds of the Public Offering, including indebtedness owed to Mr. Horowitz and CMH in the aggregate amount of $56,235.

         Upon consummation of the Public Offering, 333,334 shares of Series B Preferred Stock owned by Pisces Investors, L.P. ("Pisces") and 100,000 shares of Series B Preferred Stock owned by Security Partners, L.P. ("Security Partners") automatically converted into 206,933 shares and 62,080 shares of Common Stock, respectively. CMH is the general partner of Pisces and Security Partners. Mr. Horowitz and Herb Karlitz are limited partners of Security Partners. In addition, Robert Graifman, the brother-in-law of Mr. Horowitz, is a limited partner of Pisces and Security Partners.

         On January 13,1999, the Company entered into an agreement with Robert Russo, Vice President of Professional Services and Secretary of the Company, pursuant to which $71,615 of deferred salary owed to Mr. Russo was satisfied in full by the payment of $40,000 in cash and the issuance of 5,855 shares of the Company's Common Stock at a price per share of $5.40.

         On March 10, 1999, the Company entered into an agreement with William Hancock, Chief Technology Officer and a director, pursuant to which the Company agreed to loan to Mr. Hancock up to $100,000, at an interest rate of 6.5% per annum, to be used by Mr. Hancock to satisfy certain outstanding personal tax obligations. In consideration for such loan, Mr. Hancock pledged 50,000 shares of Common Stock of the Company as security for the repayment of the loan. As of May 15, 1999, the Company had loaned Mr. Hancock $20,513 pursuant to the agreement.

         The Company believes that the aforementioned transactions with its officers, directors and principal stockholders and their affiliates were on terms no less favorable than could have been obtained from unaffiliated third parties. However, prior to July 1998, the Company lacked sufficient disinterested independent directors at the time of certain of such transactions. All future transactions, including loans, between the Company and its officers, directors and stockholders beneficially owning 5% or more of the Company's outstanding voting securities, or affiliates of such persons, will be for bona fide business purposes and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties. Further, all such transactions and loans and any forgiveness of indebtedness owed by such persons to the Company must be approved by a majority of the Company's independent directors who do not have an interest in the transactions and who have access, at the Company's expense, to the Company's counsel or independent legal counsel.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than 10% of the Company's outstanding Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that its executive officers, directors, and greater than 10% stockholders complied during the year ended December 31, 1998 with the reporting requirements of Section 16(a).

           AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED 1996 STOCK
            OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR
                 ISSUANCE THEREUNDER FROM 1,050,000 TO 1,800,000
                                (PROPOSAL NO. 2)

         At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Company's Amended and Restated 1996 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of Common Stock reserved for issuance under the Plan from 1,050,000 to 1,800,000.

         The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and the other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Stock Option Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the substantial growth of the Company and need to continue to grow, should be expended to increase the number of options which may be granted under the Stock Option Plan. The Board believes that such authority will provide the Company with significant means to attract and retain personnel and maintain current key employees.

SUMMARY OF THE STOCK OPTION PLAN

         On March 7, 1996, the Board of Directors and stockholders of the Company approved the adoption of the Stock Option Plan. The Stock Option Plan is intended to assist the Company in securing and retaining key employees, directors and consultants by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-qualified options (collectively, the "Options"). Under the Stock Option Plan, key employees (including officers and employee directors) are eligible to receive grants of incentive stock options. Employees (including officers), directors of the Company or any affiliates and consultants are eligible to receive grants of non-qualified options. Incentive stock options granted under the Stock Option Plan are intended to be "Incentive Stock Options" as defined by Section 422 of the Internal Revenue Code of 1986, as amended.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company which currently consists of Corey M. Horowitz and Barry Rubenstein. The Compensation Committee of the Board of Directors will consist of members who have been determined by the Board of Directors to be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Exchange Act or any future corresponding rule.

         The Compensation Committee will determine who shall receive Options, the number of shares of Common Stock that may be purchased under the Options, the time and manner of exercise of Options and exercise prices. The term of Options granted under the Stock Option Plan may not exceed 10 years (five years in the case of an incentive stock option granted to an optionee owning more than 10% of the voting stock of the Company) (a "10% Holder"). The exercise price for incentive stock options shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time the Option is granted; provided, however, that with respect to an incentive stock option, in the case of a 10% Holder, the purchase price per share shall be at least 110% of such fair market value. The exercise price for non-qualified options is set by the Compensation Committee in its discretion. The aggregate fair market value of the shares of Common Stock as to which an optionee may exercise incentive stock options may not exceed $100,000 in any calendar year. Payment for shares purchased upon exercise of Options is to be made in cash, check or other instrument, and at the discretion of the Committee, may be made by delivery of other shares of Common Stock of the Company. If any Option granted under the Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to the Option will once again be available for additional Option grants.

         Under certain circumstances involving a change in the number of outstanding shares of Common Stock including a stock split, consolidation, merger or payment of stock dividend, the class and aggregate number of shares of Common Stock in respect of which Options may be granted under the Stock Option Plan, the class and number of shares subject to each outstanding Option and the exercise price per share will be proportionately adjusted.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

         The following is a brief summary of the Federal income tax aspects of grants made under the Stock Option Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         1. Incentive Stock Options. An option holder will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year from the date of exercise, (i) the option holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If the Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the option holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable. The option holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the option holder held the shares, and the Company will not qualify for a deduction with respect to such excess.

         2. Non-Qualified and Non-Plan Stock Options. With respect to Non-Qualified and Non-Plan Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the option holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the option holder; and (iv) on a sale of the shares, the option holder will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

         The approval of the proposed amendment to the Company's 1996 Stock Option Plan requires the affirmative vote of a majority of the voting stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

         The Board believes that the Proposed Amendment to the 1996 Stock Option Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the Amendment to the 1996 Stock Option Plan is in the best interest of the Company and unanimously recommends a vote FOR its approval.


                            GENERAL AND OTHER MATTERS

         Management knows of no matter other than the matters described above that will be presented to the meeting. However, if any other matters properly come before the meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.


                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company will also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable expenses related thereto.


                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal for action at the Company's 2000 Annual Meeting of Stockholders, and to be included in our proxy statement relating to the 2000 Annual Meeting, must deliver such proposal to the Company at its principal executive office, 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts by February 1, 2000.

                       NETWORK-1 SECURITY SOLUTIONS, INC.
                             1996 STOCK OPTION PLAN
                                  (AS AMENDED)

1.       PURPOSE OF PLAN

         The purpose of the 1996 Stock Option Plan (the "Plan") is to provide an incentive to Key Employees, Directors and Consultants (as hereinafter defined) of Network-1 Security Solutions, Inc. (the "Company") who are in a position to contribute materially to the long term success of the Company, to increase their interest in the Company's welfare and to aid in attracting and retaining Key Employees, Directors and Consultants of outstanding ability.

2.       DEFINITIONS

                  Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Stock Option Plan, have the following meanings:

                  a) "Affiliate" means a corporation which for purposes of
Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect, each as defined in Section 424 of the Code.

                  b) "Board of Directors" or "Board" means the Board of Directors of the Company.

                  c) "Code" means the United States Internal Revenue Code of 1986, as such may be amended from time to time.

                  d) "Compensation Committee" means the committee to which the Board of Directors delegates the power to act under or pursuant to the provisions of the Plan, or the Board of Directors if no committee is selected.

                  e) "Company" means Network-1 Security Solutions, Inc., a Delaware corporation.

                  f) "Consultant" means any person retained by the Company or any of its Affiliates to render services on a consultant basis.

                  g) "Disability" or "Disabled" means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  h) "Incentive Stock Option" means an Option, as identified below, which is designated by the Compensation Committee as such and which, when granted, is intended to be an "incentive stock option" as defined in section 422 of the Code.

                  i) "Key Employee" means an employee of the Company or of an Affiliate, (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Board of Directors or the Committee to be eligible to be granted one or more options under the Plan.

                  j) "Non-Qualified Stock Option" shall mean an Option, as defined below, which is designated by the Compensation Committee as such and which, when granted, is not intended to be an "Incentive Stock Option" as defined in Code Section 422.

                  k) "Option" means a right or option granted under the Plan.

                  l) "Option Agreement" means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

                  m) "Participant" means a Key Employee to whom one or more Incentive Stock Options or Non-Qualified Stock Options are granted under the Plan and an employee, nonemployee director, consultant or independent contractor ("Non Key Employee") to whom one or more Non-Qualified Stock Options are granted under the Plan.

                  n)       "Plan" means this Stock Option Plan.

                  o) "Shares" means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan; 1,800,000 authorized and unissued common stock, ($0.01) par value, including fractional shares, any shares of capital stock into which the shares are changed or for which they are exchanged within the provisions of Section 9 of the Plan.

3.       AGGREGATE NUMBER OF SHARES

         1,800,000 Shares of the Company's common stock, par value $.01 per share (the "Common Stock"), shall be the aggregate number of Shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the aggregate number and kind of Shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Shares of the Company's Common Stock subject to Options which have terminated unexercised, either in whole or in part, shall be available for future Options granted under this Plan.

4.       CLASS OF PERSONS ELIGIBLE TO RECEIVE OPTIONS

         (a) All Key Employees, as defined in Section 2 above, including officers of the Company and of any present or future Company Affiliate, all members of the Board of Directors of the Company who are not Key Employees (the "Nonemployee Directors") and Consultants to the Company and to any present or future Company Affiliate are eligible to receive an Option or Options under this Plan. The individuals who shall, in fact, receive an Option or Options under this Plan (the "Participants") shall be selected by the Compensation Committee, in its sole discretion, except as otherwise specified in Sections 5 and 6 hereof.

         (b) Notwithstanding any other provision of this Plan, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year shall not exceed $100,000.

5.       ADMINISTRATION OF PLAN

         (a) This Plan shall be administered by the Compensation Committee of the Board of Directors. Prior to the time at which the stock of the Company is required to be registered under
                  Section 12 of the Securities Exchange Act of 1934 ("Registration Date"), the Compensation Committee shall be composed of all or certain members of the Board of Directors as the Board shall determine. From and after the Registration Date, the Compensation Committee shall be composed of a minimum of two members of the Board of Directors as the Board shall determine, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (c) (2) (i) under the Securities Exchange Act of 1934, as amended, of the

                  Securities and Exchange Commission (the "SEC") or any future corresponding rule.

         (b) The Compensation Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine the Participants, whether the Option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 2), the number of Shares to be subject to each of the options, the time or times at which the Options shall be granted, the rate of Option exercisability, and, subject to Section 6 hereof, the price at which each of the Options is exercisable and the duration of the Option.

         (c) The Compensation Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Compensation Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Compensation Committee on a particular matter shall constitute the act of the Compensation Committee on such matter. The Compensation Committee shall have the right to construe the Plan and the Options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Compensation Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Compensation Committee or the Board of Directors, or for the acts or omissions of any other members of the Compensation Committee or the Board of Directors. Subject to the numerical limitations on Compensation Committee membership set forth in
                  Section 5(a) hereof, the Board of Directors may at any time appoint additional members of the Compensation Committee and may at any time remove any member of the Compensation Committee with or without cause. Vacancies in the Compensation Committee, however caused, may be filled by the Board of Directors, if it so desires.

6.       INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

         (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 6(b) hereof or Non-Qualified Stock Options granted pursuant to Section 6(c) hereof, as determined by the Compensation Committee. The Compensation Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of Option to the same person, subject to the restrictions set forth in (b) and (c) below. The Option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the Option as determined by the Compensation Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder. The Option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Compensation Committee, be less than the fair market value of the Common Stock on the date of the grant of the Option. If an Incentive Stock Option is granted to an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all shares of stock of the Company or any parent or subsidiary corporation of the Company (a "10% Shareholder"), the Option price shall not be less than 110% of the fair market value of the Company's Common Stock on the date of grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Compensation Committee.

         (b) Subject to the authority of the Compensation Committee set forth in Section 5(b) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued only to Key Employees of the Company substantially in the form set forth in Appendix A hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Nonemployee Directors and Consultants shall not be eligible for Incentive Stock Options. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such Options are granted, unless terminated earlier under the terms of the Option. At the time of the grant of an Incentive Stock Option hereunder, the Compensation Committee may, in its discretion, modify or amend any of the Option terms contained in Appendix A for any particular Participant, provided that the Option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the Options granted pursuant to this Section 6(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any Option granted pursuant to this Section 6(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such Option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         (c) Subject to the authority of the Compensation Committee set forth in Section 5(b) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued to Participants of the Company substantially in the form set forth in Appendix B hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire not more than ten years after the date they are granted, unless terminated earlier under the Option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Compensation Committee may, in its discretion, modify or amend any of the Option terms contained in Appendix B for any particular Participant.

         (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, the Compensation Committees, employees or agents shall have any liability to any optionee in the event: (i) an Option granted pursuant to
                  Section 6(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or
                  (iii) any Option granted pursuant to Section 6(c) hereof is an "Incentive Stock Option."

7.       EXERCISE OF OPTION AND ISSUE OF STOCK

         Options shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option,
(2) state the number of shares and with respect to which the Option, if any, is being exercised, (3) contain the legend required by Appendix A and B, page 5, paragraph (b) therein, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be taken up and payment made therefor. The conditions specified above may be waived in the sole discretion of the Company. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person(s) exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to issuance thereof) the Company shall accept payment for the Option Shares (in the forms set forth below) and shall deliver to the person(s) exercising the Option in exchange therefor a certificate or certificates for fully paid non-assessable shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice of the exercise of the Option on the date set forth therein (or on the extended date as above provided) the exercise of the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

         The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company, or (c) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

8.       ASSIGNABILITY AND TRANSFERABILITY OF OPTION

         By its terms, an Option granted to a Participant shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant's lifetime only by such Participant and Participant's legal guardian or custodian in the event of disability. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder, otherwise than by will or the laws of descent and distribution, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event that the authorized and outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to or available for, Participants, shall be made in the manner and kind of shares for the purpose of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of shares and in the option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension or renewal of an Incentive Stock Option as to cause it to be considered as the grant of a new Incentive Stock Option.

10.      MODIFICATION, AMENDMENT, SUSPENSION AND TERMINATION

         Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect Options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of Incentive Stock Options pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

11.      EFFECTIVENESS OF PLAN

         This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such Options shall not be exercisable before such shareholder approval is obtained.

12.      INDEMNIFICATION OF COMPENSATION COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Compensation Committee, the members of the Compensation Committee (or the directors acting with respect to the Plan if there is no Compensation Committee) shall be indemnified by the Company against all reasonable expenses, including attorneys fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they or any of them may be a party by reason of any action taken by them as members of the Compensation Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Compensation Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

13.      GENERAL CONDITIONS

         (a) Nothing contained in this Plan or any Option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any present or future parent, affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any present or future parent, affiliated or subsidiary corporation to terminate his employment in any way.

         (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the Options to be granted hereunder shall be deemed complete as of the date when the Compensation Committee authorizes the grant of the Option to the employee, regardless of when the Option is actually delivered to the employee or acknowledged or agreed to by him.

         (c)      If the Company's Common Stock has not been registered under
                  Section 12 of the Securities Exchange Act of 1934, the exercise of an Option will not be effective unless and until the Option holder executes and delivers to the Company a Stock Restriction Agreement, in the form on file in the office of the Secretary of the Company.

         (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX A

                             INCENTIVE STOCK OPTION


To:      --------------------------------------------------------------
                                      Name

         --------------------------------------------------------------
                                     Address

Date of Grant: ------------------------------


         You are hereby granted an option* (the "Option"), effective as of the date hereof, to purchase ___ shares of Common Stock, par value $.01 per share ("Common Stock"), of Network-1 Security Solutions, Inc. (the "Company") at a price of ___ per share pursuant to the Company's 1996 Stock Option Plan adopted by the Company's Board of Directors and Stockholders effective March 7, 1996, as amended (the "Plan"). Your option price is intended to equal at least the fair market value of the Company's Common Stock as of the date hereof; provided, however, that if, at the time this option is granted, you own stock possessing more than 10% of the total combined voting power of all shares of stock of the Company or any parent or subsidiary (an "Affiliate") of the Company (a "10% Shareholder"), your option price is intended to be at least 110% of the fair market value of the Company's Common Stock as of the date hereof.

         Your Option may first be exercised on and after [one year from the date of grant], but not before that time. Your Option may be exercised either: (i) on and after ___________ and prior to the Termination Date (as hereinafter defined), for up to _____% of the total number of shares subject to the Option minus the number of shares previously purchased by exercise of the Option (as adjusted for any change in the outstanding shares of the Common Stock of the Company, by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances); or (ii) each succeeding year thereafter and prior to the Termination Date (as hereinafter defined) for up to an additional [twenty (20%) percent] of the total number of shares subject to the Option minus the number of shares previously purchased by exercise of the Option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered.

* THIS INCENTIVE STOCK OPTION IS TO BE ISSUED ONLY TO KEY EMPLOYEES OF THE COMPANY. NONEMPLOYEE DIRECTORS AND CONSULTANTS ARE NOT ELIGIBLE FOR THIS OPTION.

         This Option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (five years from the date of grant if, at the time of the grant, you are a 10% Shareholder) (the "Scheduled Termination Date"), except if terminated earlier as hereinafter provided (the "Termination Date").

         In the event of a "change of control" (as hereafter defined) of the Company, your Option may, from and after the date of the change of control, and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the Option minus the number of shares previously purchased upon exercise of the Option (as adjusted for any changes in the outstanding Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).

         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the Board of Directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "change in control" by the Compensation Committee.

         You may exercise your option as set forth in Section 7 of the Plan.

         If the Company's Common Stock has not been registered under Section 12 of the Securities Exchange Act of 1934, the exercise of your option will not be effective unless and until you execute and deliver to the Company a Stock Restriction Agreement, in the form on file in the office of the Secretary of the Company.

         Your Option will, to the extent not previously exercised by you, terminate thirty (30) days after the date on which your employment by the Company or Affiliate of the Company is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your Option will terminate six
(6) months from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this Option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by an Affiliate of the Company, your employment shall be deemed to have terminated on the date your employer ceases to be an Affiliate of the Company, unless you are on that date transferred to the Company or another Affiliate of the Company. Your employment shall not be deemed to have terminated if you are transferred from the Company to an Affiliate, or vice versa, or from one Affiliate to another Affiliate.

         Anything in this Option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by the Company in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

         If you die while employed by the Company or an Affiliate of the Company, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within six (6) months after the date of your death (but in no event later than the Scheduled Termination Date), exercise the Option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company, or an Affiliate is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within six (6) months after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the Option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this Option.

         This Option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the Option price has been paid in full pursuant to due exercise of this Option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this Option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this Option is not exercisable until all of the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this Option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this Option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this Option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         The following two paragraphs shall be applicable if, on the date of exercise of this Option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this Option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option" this Option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         This Option shall be subject to the terms of the Plan in effect on the date this Option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this Option and the terms of the Plan in effect on the date of this Option, the terms of the Plan shall govern. This Option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this Option, in whole or in part, shall be binding upon the Company unless in writing and signed by an appropriate officer of the Company. This Option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of law.

         Please sign the copy of this Option and return it to the Company, thereby indicating your understanding of and agreement with its terms and conditions.

                                            NETWORK-1 SECURITY SOLUTIONS, INC.



                                            By:  ____________________________


         I hereby acknowledge receipt of a copy of the foregoing Stock Option and the Network-1 Security Solutions, Inc. 1996 Stock Option Plan, and having read such documents, hereby signify my understanding of, and my agreement with, their terms and conditions.



-------------------------  ----------------------------
(Signature)                   (Date)

                                   APPENDIX B

                           NON-QUALIFIED STOCK OPTION

To:      ______________________________________________________
                                      Name

         ______________________________________________________
                                     Address

Date of Grant:    ____________________________________________


         You are hereby granted an option (the "Option"), effective as of the date hereof, to purchase _______ shares of Common Stock, par value $.01 per share ("Common Stock"), of Network-1 Security Solutions, Inc. (the "Company") at a price of ___ per share pursuant to the Company's 1996 Stock Option Plan adopted by the Company's Board of Directors and Stockholders effective March 7, 1996 (the "Plan"). [Your option price is intended to equal at least the fair market value of the Company's Common Stock as of the date hereof.]

         Your Option may first be exercised on and after one (1) year from the date of Grant, but not before that time. Your Option may be exercised either:
(i) on and after ___________ and prior to the Termination Date (as hereinafter defined), for up to _____% of the total number of shares subject to the Option minus the number of shares previously purchased by exercise of the Option (as adjusted for any change in the outstanding shares of the Common Stock of the Company, by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances); or (ii) each succeeding year thereafter and prior to the Termination Date (as hereinafter defined) for up to an additional [twenty (20%) percent] of the total number of shares subject to the Option minus the number of shares previously purchased by exercise of the Option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered.

         This Option shall terminate and is not exercisable after the expiration of [ten years] from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereinafter provided (the "Termination Date").

         In the event of a "change of control" (as hereafter defined) of the Company, your Option may, from and after the date of the change of control, and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the Option minus the number of shares previously purchased upon exercise of the Option (as adjusted for any changes in the outstanding Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).

         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

1. A change within a twelve-month period in a majority of the members of the Board of Directors of the Company;

2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

3. Any other event deemed to constitute a "change in control" by the Compensation Committee.

         You may exercise your option as set forth in Section 7 of the Plan.

         If the Company's Common Stock has not been registered under Section 12 of the Securities Exchange Act of 1934, the exercise of your Option will not be effective unless and until you execute and deliver to the Company a Stock Restriction Agreement, in the form on file in the office of the Secretary of the Company.

         Your Option will, to the extent not previously exercised by you, terminate thirty (30) days after the date on which your employment by the Company or a parent or subsidiary corporation (an "Affiliate") of the Company is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your Option will terminate six (6) months from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this

Option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by an Affiliate of the Company, your employment shall be deemed to have terminated on the date your employer ceases to be an Affiliate of the Company, unless you are on that date transferred to the Company or another Affiliate of the Company. Your employment shall not be deemed to have terminated if you are transferred from the Company to an Affiliate, or vice versa, or from one Affiliate to another Affiliate.

         Anything in this Option to the contrary notwithstanding, your Option will terminate immediately if your employment is terminated for cause (as determined by the Company in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

         If you die while employed by the Company or an Affiliate of the Company your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within six (6) months after the date of your death (but in no event later than the Scheduled Termination Date), exercise the Option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or an Affiliate is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within six (6) months after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the Option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this Option.

         This Option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the Option price has been paid in full pursuant to due exercise of this Option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this Option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this Option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this Option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this Option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this Option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         The following two paragraphs shall be applicable if, on the date of exercise of this Option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this Option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         This Option shall be subject to the terms of the Plan in effect on the date this Option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this Option and the terms of the Plan in effect on the date of this Option, the terms of the Plan shall govern. This Option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this Option, in whole or in part, shall be binding upon the Company unless in writing and signed by an appropriate officer of the Company. This Option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

         Please sign the copy of this Option and return it to the Company, thereby indicating your understanding of and agreement with its terms and conditions.

                                            NETWORK-1 SECURITY SOLUTIONS, INC.

                                            By: _______________________________

         I hereby acknowledge receipt of a copy of the foregoing Stock Option and the Network-1 Security Solutions, Inc. 1996 Stock Option Plan, and having read such documents, hereby signify my understanding of and my agreement with their terms and conditions.


----------------------------        -------------------------------
(Signature)                                 (Date)

                       NETWORK-1 SECURITY SOLUTIONS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                          -----------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned hereby appoints Avi A. Fogel and Corey M. Horowitz, and each of them, with full power of substitution and resubstitution, to vote all shares of voting stock of Network-1 Security Solutions, Inc. (the "Company") that the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at 1601 Trapelo Road, Reservoir Place Waltham, Massachusetts 02451, on June 25, 1999, at 10:00 a.m. local time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes or resubstitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS: To elect Avi A. Fogel, Corey M. Horowitz, William Hancock, Barry Rubenstein, Irwin Lieber and Marcus Ranum to the Board of Directors of the Company.

           FOR all nominees listed (except as marked to the contrary above) | |

           WITHHOLD AUTHORITY to vote for all nominees | |

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE)


2. APPROVAL OF AMENDMENT TO STOCK OPTION PLAN: To approve an amendment to the Company's Stock Option Plan to increase the number of shares available for issuance thereunder by 750,000 shares to an aggregate of 1,800,000 shares.

             FOR | |             AGAINST | |                   ABSTAIN | |

and in his discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.


                               (continued on back)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

             PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

             Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report on Form 10-KSB of the Company annexed to the same is hereby acknowledged.


                                Dated:  ___, 1999


                                ------------------------------------------
                                                 (Signature of Stockholder)



                                -------------------------------------------
                                                 (Signature of Stockholder)


                                Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.